Rule 497(e)

File Nos. 333-70963

and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated July 12, 2005 to the

May 1, 2005 Prospectus

Please note the following changes to your Prospectus.

Effective on or about July 18, 2005, The Board of Trustees of AIM Variable Insurance Funds, on behalf of its series portfolios, and as approved by the shareholders of the AIM V.I. Core Stock Fund, have approved changing the fund’s name, as follows:

CURRENT NAME	NEW NAME
AIM V.I. Core Stock Fund	AIM V.I. Diversified Dividend Fund

This name change should be reflected on pages 11, 17 and 18 of your Prospectus.

In addition, as approved by the Board of Trustees of AIM Variable Insurance Funds, the fees and expenses of AIM V.I. Diversified Dividend Fund have changed, as follows:

Fund/Portfolio	Management	Other	Gross Total	Less	Net Total
	Fee	Expenses	Annual	Contractual	Annual
			Operating	Fee Waivers	Operating
			Expenses	and Expense	Expenses
Reimbursements

AIM V.I.

Diversified

Dividend

Fund	0.75%	0.46%	1.21%	0.30%	0.91%

This fee change should be reflected on page 11 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this Supplement for future reference.